Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     I, Amerisa Kornblum, Chief Executive Officer of Odimo Incorporated (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:
     (1) the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
     IN WITNESS WHEREOF, the undersigned has set her hand hereto as of November 12, 2007.

/s/ Amerisa Kornblum
President and Chief Executive Officer

     This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Odimo Incorporated under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.